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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2002

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


             Maryland                 000-21039               52-1975978
-------------------------------    ----------------         ----------------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
 incorporation or organization)        Number)             Identification No.)

 1025 15th Street, N.W. Washington, D.C.                     20005
----------------------------------------                   ----------s
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (202) 408-2400
                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On February 15, 2002, Strayer Education, Inc. announced financial results for the three months and year ending December 31, 2001. The February 15, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.01     Press Release dated February 15, 2002




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Strayer Education, Inc.

Date:  February 15, 2002               By: /s/ Mark C. Brown
                                       ---------------------
                                       Mark C. Brown
                                       Senior Vice President and Chief Financial
                                         Officer



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                                  EXHIBIT INDEX

     EXHIBIT                        DESCRIPTION
     -------                        -----------
      99.01                 Press Release dated February 15, 2002












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